SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2005

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1110 Spring Street
Silver Spring, MD		20910
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:
(301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 2, 2005, United Therapeutics Corporation (the “Company”) issued a press release setting forth its earnings for the Company’s quarterly fiscal period ended June 30, 2005.  A copy of this press release is attached hereto as Exhibit 99.1.  The Company does not intend for Exhibit 99.1 to be incorporated by reference into filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 8.01.  Other Events.

On August 2, 2005, the Company issued a press release providing an update concerning the Company’s Phase IV clinical trial of Remodulin®.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.  Exhibits

(c)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated August 2, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: August 2, 2005	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated August 2, 2005